SEASONS SERIES TRUST

Class 3 Shares

Supplement to the Prospectuses and Statement of Additional Information

On June 12, 2003, the Board of Trustees of Seasons Series Trust, approved certain changes to the Focus Value Portfolio. Effective June 16, 2003, Thornburg Investment Management, Inc. ("Thornburg") will no longer serve as an adviser for a portion of the assets of the Focus Value Portfolio. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), pursuant to its Subadvisory Agreement with AIG SunAmerica Asset Management Corp., will assume subadvisory responsibilities for the component. All references to Thornburg with respect to the Focus Value Portfolio in the Prospectus and Statement of Additional Information are no longer applicable.

Under the heading "INFORMATION ABOUT THE SUBADVISERS" on page 43 of the Prospectus the following paragraph should be added:

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. MORGAN is a Delaware corporation and a wholly owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2002, J.P. Morgan, together with its affiliated companies, had approximately $515 billion in assets under management.

References to Thornburg under the heading "PORTFOLIO MANAGEMENT" on page 60 of the Prospectus are replaced with the following:
PORTFOLIO	NAME, TITLE AND AFFILIATION OF PORTFOLIO MANAGER	EXPERIENCE

Focus Value Portfolio	Jonathan K. L. Simon Managing Director/Portfolio Manager (J.P. Morgan)

Mr. Simon is a portfolio manager in the U.S. Equity Group. An employee since 1980, Mr. Simon manages the J.P. Morgan Mid Cap Value Fund and JPMF Strategic Value Fund. Mr. Simon is also co-portfolio manager of the JPMF America Equity Fund and J.P. Morgan Growth & Income Fund.

All references to Thornburg with respect to the Focus Value Portfolio on page 61 of the Statement of Additional Information are no longer applicable.

Dated: June 13, 2003